Exhibit 99.1

News Release

National Penn Bancshares, Inc. Reports
Second Quarter 2013 Results

Company Release - July 25, 2013

•	Quarterly net income of $0.17 per diluted share

•	Adjusted net income[1] per diluted share increases 10% for the first six months of 2013

•	Quarterly return on assets increases to 1.21%

•	Net interest margin expands to 3.53% from 3.49% in the prior quarter

•	Strong asset quality sustained

•	Focus on operating expense management continues

BOYERTOWN, PA., July 25, 2013 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income of $25.0 million, or $0.17 per diluted share, for the second quarter of 2013. Net income increased 7%, or $0.01 per diluted share, compared to adjusted net income1 of $23.4 million, or $0.16 per diluted share exclusive of the first quarter 2013 debt extinguishment and retail trust preferred redemption. Year-to-date, adjusted earnings1 per diluted share increased 10% to $0.33 from $0.30 in the prior year period.

“The second quarter continued the trend of consistent, strong performance with a return on assets of 1.21%,” said Scott V. Fainor, president and CEO of National Penn. “We managed to increase the net interest margin by the actions we took in the first quarter to reduce our non-deposit funding costs, and we remain disciplined in re-risking the balance sheet in this low growth environment.”

Net interest margin increased during the quarter to 3.53% from 3.49%, primarily due to the benefit of the previously reported repayment of $400 million of longer-term borrowings and redemption of National Penn's 7.85% trust preferred securities. Total funding costs declined to 0.50% from 0.63%, and the cost of deposits further decreased to 0.38% during the quarter. Net interest margin for the first six months of 2013 was 3.51%, as compared to 3.52% in the prior year period. Stronger loan originations in the second quarter offset the impact of prepayments and refinance activity as commercial loans grew modestly by 2% on an annualized basis.

Other non-interest income increased to $24.9 million during the quarter from $23.4 million in the first quarter. Contributing to the improvement were increases in income from interest rate swaps, mortgage banking, and wealth management services. National Penn's focus on expense management continues to result in a stable level of operating expenses1. Operating expenses1 for the second quarter of 2013 were comparable to the first quarter after adjusting for the difference in payroll days in each period. The efficiency ratio1 was 58% for the first six months of 2013 with operating expenses1 increasing 1% compared to the prior year period.

Credit quality remains strong as annualized net loan charge-offs declined to 0.32% of average loans, and classified loans have declined 10% during 2013 and 22% since June 30, 2012. Indicative of the low-risk profile of National Penn's balance sheet, non-performing loans were 1.05% of total loans, and the allowance for loan loss coverage of non-performing loans was 189% at June 30, 2013. During the second quarter, the Company recorded a provision for loan losses of $1.5 million, equal to the provision in the first quarter of 2013.

National Penn's Board of Directors declared a third quarter 2013 cash dividend of ten cents per common share payable on August 16, 2013 to shareholders of record as of August 3, 2013. At June 30, 2013, the Company's tier 1 common and tangible common equity1 to tangible assets ratios remained strong at 14.25% and 10.55%, respectively.

Scott V. Fainor stated, “National Penn remains well-positioned to build upon our solid fundamentals and performance. As the economy continues to improve and the environment in which we operate evolves, we will continue to be proactive in appropriately leveraging the strength of our franchise.”

Media Contact:	Jacklyn Bingaman, Marketing
(610) 369-6002 or jacklyn.bingaman@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com
__________
# # #

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $8.3 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn Bank operates 120 branch offices comprising 119 branches in Pennsylvania and one branch in Maryland.

National Penn's financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.; Institutional Advisors LLC; and National Penn Insurance Services Group, Inc., including its Higgins Insurance and Caruso Benefits Group divisions.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com  to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

•Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.

•Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.

•Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,'' “project,” ”could,” “plan,'' “goal,” “potential,” “pro forma,” “seek,” “intend,'' or “anticipate'' or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2013

Unaudited, dollars in thousands except share and per share data
	As of
	6/30/2013	3/31/2013		6/30/2012
SUMMARY BALANCE SHEET
Total assets	$8,316,585	$8,323,777		$8,395,864
Investment securities and other securities	2,313,358	2,333,548		2,316,894
Total loans	5,261,296	5,249,773		5,210,767
Deposits	6,022,463	6,184,060		5,845,543
Borrowings	1,089,199	922,092		1,298,477
Shareholders' equity	1,115,758	1,136,798		1,199,760
Tangible book value per common share (2)	$5.83	$5.97		$6.18
Tangible common equity / tangible assets (2)	10.55%	10.79%		11.43%
	Three Months Ended				Six Months Ended
	6/30/2013	3/31/2013		6/30/2012	6/30/2013		6/30/2012
EARNINGS
Total interest income	$72,101	$72,595		$79,896	$144,696		$161,310
Total interest expense	8,847	10,971		16,697	19,818		34,293
Net interest income	63,254	61,624		63,199	124,878		127,017
Provision for loan losses	1,500	1,500		2,000	3,000		4,000
Net interest income after provision for loan losses	61,754	60,124		61,199	121,878		123,017
Net gains (losses) from fair value changes of subordinated debentures	—	2,111		(810)	2,111		835
Net gains (losses) on investment securities	22	25		(277)	47		(277)
Other non-interest income	24,946	23,441		21,543	48,387		44,139
Loss on debt extinguishment	—	64,888		—	64,888		—
Other non-interest expense	53,153	52,434		52,269	105,587		104,709
Income (loss) before income taxes	33,569	(31,621)		29,386	1,948		63,005
Income tax expense (benefit)	8,550	(14,217)		6,938	(5,667)		15,255
Net income (loss)	$25,019	$(17,404)		$22,448	$7,615		$47,750

PERFORMANCE RATIOS
Net interest margin	3.53%	3.49%		3.48%	3.51%		3.52%
Return on average assets	1.21%	NM		1.07%	0.18%		1.14%
Adjusted return on average assets (3)	1.21%	1.14%		1.09%	1.17%		1.13%
Return on average shareholders' equity	8.82%	NM		7.50%	1.35%		8.03%
Return on average tangible common equity (1)	11.53%	NM		9.69%	1.76%		10.40%
Adjusted return on average tangible common equity	11.53%	10.85%		9.92%	11.19%		10.28%
Efficiency ratio (4)	57.43%	58.61%		58.42%	58.01%		57.94%

PER SHARE
Basic earnings	$0.17	$(0.12)		$0.15	$0.05		$0.31
Diluted earnings	0.17	(0.12)		0.15	0.05		0.31
Dividends	0.10	—	(a)	0.07	0.10	(a)	0.12
Average shares - basic	145,580,155	145,394,967		151,732,402	145,488,073		151,915,974
Average shares - diluted	145,997,009	145,394,967		152,011,995	145,900,726		152,202,155

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES
	Three Months Ended			Six Months Ended
	6/30/2013	3/31/2013	6/30/2012	6/30/2013	6/30/2012
Return on average tangible common equity
Return on average shareholders' equity	8.82%	NM	7.50%	1.35%	8.03%
Effect of goodwill and intangibles	2.71%	NM	2.19%	0.41%	2.37%
Return on average tangible common equity	11.53%	NM	9.69%	1.76%	10.40%
Average tangible equity
Average shareholders' equity	$1,137,659	$1,142,829	$1,203,757	$1,140,230	$1,196,071
Average goodwill and intangibles	(267,264)	(268,336)	(271,990)	(267,797)	(272,675)
Average total tangible common equity	$870,395	$874,493	$931,767	$872,433	$923,396

Adjusted net income reconciliation
Net income (loss)	$25,019	$(17,404)	$22,448	$7,615	$47,750
After tax unrealized fair value (gain) loss on subordinated debentures	—	(1,372)	527	(1,372)	(543)
After tax loss on debt extinguishment	—	42,177	—	42,177	—
Adjusted net income	$25,019	$23,401	$22,975	$48,420	$47,207

Earnings per share
Net income (loss)	$0.17	$(0.12)	$0.15	$0.05	$0.31
After tax unrealized fair value gain on subordinated debentures	—	(0.01)	—	(0.01)	(0.01)
After tax loss on debt extinguishment	—	0.29	—	0.29	—
Adjusted net income	$0.17	$0.16	$0.15	$0.33	$0.30

(a) In lieu of a first quarter 2013 cash dividend, the Company paid an additional dividend of $0.10 per share in the fourth quarter of 2012
"NM" - Denotes a value displayed as a percentage is not meaningful

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2013

Unaudited, dollars in thousands except share and per share data	As of
	6/30/2013	3/31/2013		12/31/2012		9/30/2012	6/30/2012
BALANCE SHEET - ASSETS
Cash and due from banks	$118,575	$87,588		$145,688		$120,421	$115,564
Interest-earning deposits with banks	63,193	93,024		282,440		211,943	221,419
Total cash and cash equivalents	181,768	180,612		428,128		332,364	336,983

Investment securities available-for-sale, at fair value	1,799,831	1,813,348		1,802,213		1,773,579	1,769,359
Investment securities held-to-maturity	452,275	458,041		464,166		472,884	481,341
Other securities	61,252	62,159		68,360		63,996	66,194
Loans held-for-sale	12,289	14,934		14,330		22,703	16,908

Loans	5,249,007	5,234,839		5,226,552		5,234,151	5,193,859
Allowance for loan losses	(104,533)	(107,164)		(110,955)		(113,542)	(116,650)
Loans, net	5,144,474	5,127,675		5,115,597		5,120,609	5,077,209

Premises and equipment, net	94,673	95,592		96,334		96,349	96,566
Accrued interest receivable	28,453	29,524		28,526		31,448	30,511
Bank owned life insurance	145,670	144,452		143,242		141,991	140,747
Other real estate owned and other repossessed assets	1,899	2,729		3,029		7,174	7,201
Goodwill	258,279	258,279		258,279		258,279	258,279
Other intangible assets, net	8,470	9,533		10,614		11,852	13,085
Unconsolidated investments	8,673	9,354		11,347		11,337	10,109
Other assets	118,579	117,545		85,357		90,961	91,372
TOTAL ASSETS	$8,316,585	$8,323,777		$8,529,522		$8,435,526	$8,395,864

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$942,127	$919,783		$891,401		$902,295	$903,766
Interest bearing deposits	5,080,336	5,264,277		5,044,164		5,045,449	4,941,777
Total deposits	6,022,463	6,184,060		5,935,565		5,947,744	5,845,543

Customer repurchase agreements	547,736	549,894		560,065		534,613	533,389
Repurchase agreements	50,000	175,000		75,000		75,000	85,000
Short-term borrowings	—	—		100,000		—	—
Federal Home Loan Bank advances (b)	414,142	119,877		464,632		462,720	535,613
Subordinated debentures	77,321	77,321		144,627		144,374	144,475
Accrued interest payable and other liabilities	89,165	80,827		88,341		56,745	52,084
TOTAL LIABILITIES	7,200,827	7,186,979		7,368,230		7,221,196	7,196,104

BALANCE SHEET - SHAREHOLDERS' EQUITY
Common stock	1,386,178	1,385,255		1,387,644		1,387,073	1,386,177
Accumulated deficit	(192,623)	(203,084)		(185,680)		(181,225)	(193,715)
Accumulated other comprehensive (loss) income	(17,189)	15,981		24,329		28,617	25,435
Treasury stock	(60,608)	(61,354)		(65,001)		(20,135)	(18,137)
TOTAL SHAREHOLDERS' EQUITY	1,115,758	1,136,798		1,161,292		1,214,330	1,199,760

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,316,585	$8,323,777		$8,529,522		$8,435,526	$8,395,864

PER SHARE DATA
Book value	$7.66	$7.81		$8.00		$8.09	$7.98
Tangible book value (2)	$5.83	$5.97		$6.15		$6.29	$6.18
Dividends - quarterly	$0.10	$—	(a)	$0.20	(a)	$0.09	$0.07
Shares outstanding (end of period, net of treasury)	145,608,945	145,551,796		145,163,585		150,048,383	150,258,232

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,115,758	$1,136,798	$1,161,292	$1,214,330	$1,199,760
Goodwill and intangibles	(266,749)	(267,812)	(268,893)	(270,131)	(271,364)
Tangible common equity	$849,009	$868,986	$892,399	$944,199	$928,396
Shares outstanding	145,608.945	145,551,796	145,163,585	150,048,383	150,258,232
Tangible book value per share	$5.83	$5.97	$6.15	$6.29	$6.18

Total assets	$8,316,585	$8,323,777	$8,529,522	$8,435,526	$8,395,864
Goodwill and intangibles	(266,749)	(267,812)	(268,893)	(270,131)	(271,364)
Tangible assets	$8,049,836	$8,055,965	$8,260,629	$8,165,395	$8,124,500
Tangible common equity/tangible assets	10.55%	10.79%	10.80%	11.56%	11.43%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Adjusted net income (1)	$25,019	$23,401	$25,308	$25,950	$22,975
Average assets	$8,326,499	$8,298,815	$8,440,642	$8,386,342	$8,473,164
Adjusted return on average assets (annualized)	1.21%	1.14%	1.19%	1.23%	1.09%

(a) In lieu of a first quarter 2013 cash dividend, the Company paid an additional dividend of $0.10 per share in the fourth quarter of 2012
(b) Net of unamortized prepayment fees of $65.5 million and $67.6 million at December 31, 2012 and September 30, 2012, respectively

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2013

Unaudited, dollars in thousands except share and per share data	For the Quarter Ended					For the Six Months Ended
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	6/30/2013	6/30/2012
INTEREST INCOME
Loans, including fees	$55,260	$55,721	$59,005	$60,269	$61,116	$110,981	$123,407
Investment securities
Taxable	9,795	9,685	10,050	10,525	10,941	19,480	22,150
Tax-exempt	7,005	7,114	7,233	7,402	7,636	14,119	15,417
Deposits with banks	41	75	886	148	203	116	336
Total interest income	72,101	72,595	77,174	78,344	79,896	144,696	161,310
INTEREST EXPENSE
Deposits	5,831	5,914	6,177	6,472	6,879	11,745	14,173
Customer repurchase agreements	460	498	510	511	545	958	1,095
Repurchase agreements	623	719	802	843	915	1,342	1,830
Short-term borrowings	—	41	1	—	—	41	—
Federal Home Loan Bank advances	1,383	2,334	4,410	5,105	6,501	3,717	13,468
Subordinated debentures	550	1,465	1,839	1,859	1,857	2,015	3,727
Total interest expense	8,847	10,971	13,739	14,790	16,697	19,818	34,293
Net interest income	63,254	61,624	63,435	63,554	63,199	124,878	127,017
Provision for loan losses	1,500	1,500	2,000	2,000	2,000	3,000	4,000
Net interest income after provision for loan losses	61,754	60,124	61,435	61,554	61,199	121,878	123,017
NON-INTEREST INCOME
Wealth management	6,986	6,831	6,224	6,239	6,005	13,817	12,166
Service charges on deposit accounts	3,743	3,770	4,140	4,147	3,753	7,513	7,576
Insurance commissions and fees	3,326	3,267	3,113	3,238	3,211	6,593	6,507
Cash management and electronic banking fees	4,821	4,451	4,761	4,626	4,707	9,272	9,127
Mortgage banking	2,122	1,855	2,498	2,296	1,511	3,977	2,846
Bank owned life insurance	1,239	1,228	1,326	1,319	1,255	2,467	2,464
Earnings (losses) of unconsolidated investments	6	(14)	138	1,315	108	(8)	34
Other operating income	2,703	2,053	2,555	3,484	993	4,756	3,419
Net gains (losses) from fair value changes of subordinated debentures	—	2,111	(253)	101	(810)	2,111	835
Net gains (losses) on sales of investment securities	22	25	4	—	(123)	47	(123)
Impairment losses on investment securities:
Impairment related losses on investment securities	—	—	—	—	(154)	—	(154)
Non credit-related losses on securities not expected to be sold recognized in other comprehensive income before tax	—	—	—	—	—	—	—
Net impairment losses on investment securities	—	—	—	—	(154)	—	(154)
Total non-interest income	24,968	25,577	24,506	26,765	20,456	50,545	44,697
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	31,247	30,873	30,789	31,555	31,234	62,120	62,615
Premises and equipment	7,511	7,491	7,396	7,226	7,349	15,002	14,202
FDIC insurance	1,494	1,213	1,162	1,259	1,211	2,707	2,475
Other operating expenses	12,901	12,857	12,915	13,299	12,475	25,758	25,417
Loss on debt extinguishment	—	64,888	—	—	—	64,888	—
Total non-interest expense	53,153	117,322	52,262	53,339	52,269	170,475	104,709
Income (loss) before income taxes	33,569	(31,621)	33,679	34,980	29,386	1,948	63,005
Income tax expense (benefit)	8,550	(14,217)	8,535	8,964	6,938	(5,667)	15,255
NET INCOME (LOSS)	$25,019	$(17,404)	$25,144	$26,016	$22,448	$7,615	$47,750

PER SHARE
Basic earnings	$0.17	$(0.12)	$0.17	$0.17	$0.15	$0.05	$0.31
Diluted earnings	$0.17	$(0.12)	$0.17	$0.17	$0.15	$0.05	$0.31
Average shares - basic	145,580,155	145,394,967	148,304,167	150,157,622	151,732,402	145,488,073	151,915,974
Average shares - diluted	145,997,009	145,394,967	148,610,097	150,454,749	152,011,995	145,900,726	152,202,155

SUPPLEMENTAL DATA (annualized, average)
Return on assets	1.21%	NM	1.19%	1.23%	1.07%	0.18%	1.14%
Adjusted return on assets (3)	1.21%	1.14%	1.19%	1.23%	1.09%	1.17%	1.13%
Return on shareholders' equity	8.82%	NM	8.33%	8.60%	7.50%	1.35%	8.03%
Return on tangible common equity (1)	11.53%	NM	10.74%	11.10%	9.69%	1.76%	10.40%
Adjusted return on tangible common equity	11.53%	10.85%	10.81%	11.07%	9.92%	11.19%	10.28%
Efficiency ratio (4)	57.43%	58.61%	56.40%	56.26%	58.42%	58.01%	57.94%

(4) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency ratio calculation
Non-interest expense	$53,153	$117,322	$52,262	$53,339	$52,269	$170,475	$104,709
Less:
Loss on debt extinguishment	—	64,888	—	—	—	64,888	—
Operating expenses	$53,153	$52,434	$52,262	$53,339	$52,269	$105,587	$104,709

Net interest income (taxable equivalent)	$67,610	$66,015	$67,909	$68,139	$67,929	$133,625	$136,574

Non-interest income	24,968	25,577	24,506	26,765	20,456	50,545	44,697
Less:
Net gains (losses) from fair value changes of subordinated debentures	—	2,111	(253)	101	(810)	2,111	835
Net gains (losses) on investment securities	22	25	4	—	(277)	47	(277)
Adjusted revenue	$92,556	$89,456	$92,664	$94,803	$89,472	$182,012	$180,713

Efficiency ratio	57.43%	58.61%	56.40%	56.26%	58.42%	58.01%	57.94%

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2013

Unaudited, dollars in thousands except share and per share data
	For the Quarter Ended					For the Six Months Ended
CHARGE-OFFS	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	6/30/2013	6/30/2012

Loan charge-offs	$5,314	$6,382	$5,876	$5,993	$7,907	$11,696	$16,629
Recoveries on loans	(1,183)	(1,091)	(1,289)	(885)	(1,105)	(2,274)	(2,639)
Net loan charge-offs	$4,131	$5,291	$4,587	$5,108	$6,802	$9,422	$13,990
Net loan charge-offs to average loans (annualized)	0.32%	0.41%	0.35%	0.39%	0.53%	0.36%	0.54%

NET CHARGE-OFF DETAIL
Commercial and industrial loans	$2,065	$1,869	$2,029	$1,116	$5,196	$3,934	$7,121

Commercial real estate-permanent	396	282	301	481	595	678	2,528
Commercial real estate-construction	93	318	266	1,755	(148)	411	525
Total commercial real estate loans	489	600	567	2,236	447	1,089	3,053

Residential mortgages	522	1,333	988	742	328	1,855	888
Home equity lines and loans	903	747	515	517	404	1,650	2,259
All other consumer loans	152	742	488	497	427	894	669
Total consumer loans	1,577	2,822	1,991	1,756	1,159	4,399	3,816

Net loans charged-off	$4,131	$5,291	$4,587	$5,108	$6,802	$9,422	$13,990

	As of
ASSET QUALITY AND OTHER DATA	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Non-accrual commercial and industrial loans	$23,023	$23,323	$24,653	$31,109	$33,984

Non-accrual commercial real estate-permanent	5,129	5,489	2,984	3,780	2,999
Non-accrual commercial real estate-construction	5,666	6,067	5,446	5,149	6,959
Total non-accrual commercial real estate loans	10,795	11,556	8,430	8,929	9,958

Non-accrual residential mortgages	6,276	5,608	7,066	6,242	4,301
Non-accrual home equity lines and loans	4,339	4,364	3,692	3,458	2,555
All other non-accrual consumer loans	1,916	1,595	1,705	1,823	1,753
Total non-accrual consumer loans	12,531	11,567	12,463	11,523	8,609

Total non-accrual loans	46,349	46,446	45,546	51,561	52,551

Restructured loans	9,109	7,314	8,362	6,726	6,468
Total non-performing loans	55,458	53,760	53,908	58,287	59,019

Other real estate owned and repossessed assets	1,899	2,729	3,029	7,174	7,201
Total non-performing assets	57,357	56,489	56,937	65,461	66,220

Loans 90+ days past due & still accruing	2,023	2,324	2,027	2,628	3,426
Total non-performing assets and loans 90+ days past due	$59,380	$58,813	$58,964	$68,089	$69,646

Allowance for loan losses	$104,533	$107,164	$110,955	$113,542	$116,650
Allowance for loan losses/non-performing loans	188.5%	199.3%	205.8%	194.8%	197.6%
Allowance for loan losses/non-performing assets and loans 90+ days past due	176.0%	182.2%	188.2%	166.8%	167.5%
Allowance for loan losses/total loans	1.99%	2.04%	2.12%	2.16%	2.24%
Provision/charge-offs, net	36.3%	28.4%	43.6%	39.2%	29.4%
Classified loans	$234,085	$242,560	$261,293	$296,213	$301,542
Classified loans/total loans	4.45%	4.62%	4.99%	5.63%	5.79%
Delinquent loans (c)	$22,512	$24,110	$24,048	$23,519	$24,144
Delinquent loans/total loans	0.43%	0.46%	0.46%	0.45%	0.46%

	As of
REGULATORY CAPITAL DATA	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012

Tier 1 Capital	$924,922	$927,397	$982,148	$1,024,888	$1,008,052
Tier 1 Leverage Ratio	11.56%	11.63%	12.16%	12.78%	12.44%
Tier 1 Ratio (%)	15.51%	15.41%	16.54%	17.45%	17.45%
Total Capital	$999,839	$1,002,999	$1,056,835	$1,098,814	$1,080,807
Total Capital Ratio (%)	16.77%	16.67%	17.80%	18.70%	18.71%
Total Risk-Weighted Assets	$5,963,754	$6,016,630	$5,938,708	$5,874,448	$5,776,537

(c) Includes loans 30-89 days past due and loans 90+ days past due and still accruing

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2013

Unaudited, dollars in thousands except share and per share data
	As of
PERIOD END BALANCES:	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Earning Assets / Liabilities
Loan portfolio composition (regulatory):
Commercial / industrial	$861,494	$857,728	$868,135	$846,484	$856,237
Commercial real estate (d)	1,887,908	1,863,381	1,838,681	1,803,532	1,759,792
Residential mortgage	1,185,986	1,191,075	1,234,425	1,262,897	1,262,633
Real estate construction and land development	201,316	180,298	161,341	189,293	194,942
Home equity	778,521	776,166	782,717	776,023	765,902
Consumer	201,580	201,349	208,856	207,333	207,999
Other	144,491	179,776	146,727	171,292	163,262
Total	5,261,296	5,249,773	5,240,882	5,256,854	5,210,767

Investment securities and other securities	2,313,358	2,333,548	2,334,739	2,310,459	2,316,894
Other earning assets	63,193	93,024	282,440	211,943	221,419
Total earning assets (net of loan loss reserve)	$7,533,314	$7,569,181	$7,747,106	$7,665,714	$7,632,430
(d) Includes owner occupied

Loan portfolio composition (internal):
Commercial & industrial
Business purpose, real estate secured	$901,205	$891,229	$886,160	$879,326	$879,413
Business purpose, not secured by real estate	976,281	1,000,141	977,875	979,042	975,852
Owner occupied commercial real estate
Permanent	609,615	604,278	599,729	572,298	572,686
Construction / development	31,058	32,603	30,523	31,181	36,451
Leasing	630	1,128	1,568	2,102	2,670
Total commercial & industrial	2,518,789	2,529,379	2,495,855	2,463,949	2,467,072

Commercial real estate
Non-owner occupied
Permanent	919,080	898,519	907,760	918,511	874,570
Construction / development	153,172	145,324	125,878	140,889	140,751
Total commercial real estate	1,072,252	1,043,843	1,033,638	1,059,400	1,015,321
Total commercial	3,591,041	3,573,222	3,529,493	3,523,349	3,482,393

Consumer
Residential mortgage (personal purpose)
Permanent	640,745	649,522	666,274	683,694	688,171
Construction	7,076	6,009	5,498	6,079	6,806
Total residential mortgages	647,821	655,531	671,772	689,773	694,977

Home equity and direct installment	220,401	237,088	254,014	273,359	291,383
Home equity lines of credit	530,104	507,347	500,372	478,628	452,599
Total home equity	750,505	744,435	754,386	751,987	743,982

Private banking credit lines	98,865	99,154	103,806	103,006	107,398
Indirect vehicle and other	160,775	162,497	167,095	166,036	165,109
All other consumer	259,640	261,651	270,901	269,042	272,507
Total consumer	1,657,966	1,661,617	1,697,059	1,710,802	1,711,466

Loans	5,249,007	5,234,839	5,226,552	5,234,151	5,193,859

Loans held-for-sale	12,289	14,934	14,330	22,703	16,908

Total loans	$5,261,296	$5,249,773	$5,240,882	$5,256,854	$5,210,767

Deposit composition:
Savings	$527,216	$520,223	$493,386	$485,283	$497,640
NOW accounts	1,545,659	1,471,185	1,472,985	1,498,344	1,317,399
Money market accounts	1,654,442	1,647,863	1,642,803	1,600,164	1,641,947
Time deposits less than $100k	963,238	991,380	1,017,925	1,036,112	1,063,688
Time deposits $100k or greater	389,781	633,626	417,065	425,546	421,103
Total interest bearing deposits	5,080,336	5,264,277	5,044,164	5,045,449	4,941,777

Non-interest bearing deposits	942,127	919,783	891,401	902,295	903,766

Total deposits	$6,022,463	$6,184,060	$5,935,565	$5,947,744	$5,845,543

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2013

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Six Months, as of
	6/30/2013		3/31/2013		12/31/2012		9/30/2012		6/30/2012		6/30/2013		6/30/2012
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total loans*	$5,244,930	4.27%	$5,223,015	4.37%	$5,206,227	4.55%	$5,191,136	4.66%	$5,196,803	4.78%	$5,234,033	4.32%	$5,188,012	4.83%
Investment securities*	2,334,594	3.53%	2,325,225	3.60%	2,323,243	3.63%	2,309,646	3.77%	2,319,392	3.93%	2,329,936	3.57%	2,318,751	3.98%
Interest earning deposits	94,788	0.17%	119,834	0.25%	276,078	1.28%	255,121	0.23%	334,935	0.24%	107,242	0.22%	306,537	0.22%

Total earning assets	7,674,312	4.00%	7,668,074	4.07%	7,805,548	4.16%	7,755,903	4.25%	7,851,130	4.34%	7,671,211	4.03%	7,813,300	4.40%
Total assets	8,326,499		8,298,815		8,440,642		8,386,342		8,473,164		8,312,734		8,435,272

Savings	525,494	0.11%	505,513	0.11%	488,195	0.11%	490,020	0.11%	494,800	0.12%	515,559	0.11%	483,181	0.13%
NOW accounts	1,543,649	0.14%	1,439,387	0.14%	1,463,488	0.14%	1,402,593	0.14%	1,343,961	0.15%	1,491,805	0.14%	1,291,332	0.15%
Money market accounts	1,646,691	0.29%	1,645,838	0.30%	1,630,449	0.30%	1,623,102	0.32%	1,664,315	0.37%	1,646,267	0.29%	1,671,773	0.38%
Time deposits	1,464,421	1.08%	1,507,667	1.10%	1,454,415	1.17%	1,468,539	1.23%	1,499,016	1.27%	1,485,924	1.09%	1,520,777	1.29%

Total interest bearing deposits	5,180,255	0.45%	5,098,405	0.47%	5,036,547	0.49%	4,984,254	0.52%	5,002,092	0.55%	5,139,555	0.46%	4,967,063	0.57%

Non-interest bearing deposits	913,311		876,700		886,858		897,017		891,739		895,107		872,234
Total deposits	6,093,566	0.38%	5,975,105	0.40%	5,923,405	0.41%	5,881,271	0.44%	5,893,831	0.47%	6,034,662	0.39%	5,839,297	0.49%

Customer repurchase agreements	523,585	0.35%	547,706	0.37%	551,334	0.37%	532,065	0.38%	525,142	0.42%	535,579	0.36%	524,859	0.42%
Repurchase agreements	63,736	3.92%	135,454	2.15%	75,000	4.25%	78,370	4.28%	85,000	4.33%	99,397	2.72%	85,000	4.33%
Short-term borrowings	—	—%	39,200	0.42%	1,087	0.37%	272	—%	—	—%	18,939	0.44%	—	—%
Federal Home Loan Bank advances (b)	348,814	1.59%	262,067	3.61%	463,397	3.79%	496,438	4.09%	575,725	4.54%	306,233	2.45%	595,854	4.55%
Subordinated debentures	77,321	2.85%	125,207	4.75%	144,377	5.07%	144,472	5.12%	143,683	5.20%	101,131	4.02%	144,479	5.19%
Total deposits and borrowings	7,107,022	0.50%	7,084,739	0.63%	7,158,600	0.76%	7,132,888	0.82%	7,223,381	0.93%	7,095,941	0.56%	7,189,489	0.96%
Total interest bearing liabilities	$6,193,711	0.57%	$6,208,039	0.72%	$6,271,742	0.87%	$6,235,871	0.94%	$6,331,642	1.06%	$6,200,834	0.64%	$6,317,255	1.09%

Net interest margin (FTE)		3.53%		3.49%		3.46%		3.50%		3.48%		3.51%		3.52%

Wealth assets:
Assets under management	$2,285,199		$2,328,042		$2,256,319		$2,319,220		$2,284,489

*Fully taxable equivalent ("FTE") basis, using a 35% effective tax rate.

Financial Update for National Penn Bancshares, Inc. (NPBC) for 6/30/2013

Unaudited

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

	Quarterly, as of
	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012
PA
Total number of retail branch offices	119	118	119	119	120
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	124	124	124	124	122

MD
Total number of retail branch offices	1	1	1	1	1
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	—	—	—	—	—
Total number of ATMs	1	1	1	1	1

TOTAL
Total number of retail branch offices	120	119	120	120	121
Total number of insured subsidiaries
(Bank & Thrift subsidiaries)	1	1	1	1	1
Total number of ATMs	125	125	125	125	123

EOP employees (full-time equivalent)	1,666	1,657	1,648	1,661	1,690